Exhibit 99.1
ASSET PURCHASE AGREEMENT
DATED AS OF APRIL 3, 2008
BY AND BETWEEN
SUPERIOR OFFSHORE INTERNATIONAL, INC.
AND
LEGACY OFFSHORE, L.L.C.

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TABLE OF CONTENTS
(continued)

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ASSET PURCHASE AGREEMENT
     This Asset Purchase Agreement (this “Agreement”) is made and entered into as of the 3rd day of April, 2008, by and between Legacy Offshore, L.L.C., a Louisiana limited liability company (“Buyer” or “Legacy”), and Superior Offshore International, Inc., a Delaware corporation (“Seller” or “Superior”).
RECITALS
     WHEREAS, Seller owns the Gulf Diver V, a four-point diving support vessel, and the diving equipment and other assets presently on board such vessel that are described on Exhibit A attached hereto (the “Acquired Assets”);
     WHEREAS, Buyer desires to acquire the Acquired Assets, and Seller desires to sell the Acquired Assets to Buyer, all in the manner and subject to the terms and conditions set forth in this Agreement; and
     WHEREAS, in connection with this purchase, Buyer has paid to Seller $1,800,000.00 as a deposit against the purchase of the Acquired Assets.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
ARTICLE 1
DEFINITIONS
     Section 1.1. Defined Terms. As used herein, the following terms have the meanings set forth below:
     “Acquired Assets” has the meaning set forth in the Recitals.
     “Affiliate” means, with respect to any Person, any other person who directly or indirectly controls, is controlled by or is under common control with that Person.
     “Agreement” has the meaning set forth in the Preamble.
     “Buyer” has the meaning set forth in the Preamble.
     “Chase Encumbrances” has the meaning set forth in Section 2.1.
     “Closing” has the meaning set forth in Section 3.1.
     “Closing Date” has the meaning set forth in Section 3.1.
     “Encumbrances” means any mortgages, liens, security interests, claims, pledges, assignments, charges, options, rights of tenants or others, rights of first refusal or other title retention agreements, easements, defects in title, covenants, conditions or other restrictions of any nature whatsoever.

     “Governmental Authority” means any United States, foreign, international, supranational, national, provincial, regional, federal, state, municipal or local government, any instrumentality, subdivision, court, administrative or regulatory agency or commission or other authority thereof, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority.
     “Law” means any federal, state or local statute, law (including common law), code, ordinance, rule, administrative interpretation, regulation, requirement, judgment, decree or order.
     “Legacy” has the meaning set forth in the Preamble.
     “Person” means any natural person, firm, partnership, joint venture, limited liability company, association, corporation, trust, business trust, unincorporated organization, Governmental Authority or other entity.
     “Purchase Price” has the meaning set forth in Section 2.2.
     “Remaining Purchase Price” has the meaning set forth in Section 2.2.
     “Representative” means, with respect to any Person, such Person’s officers, directors, employees, agents and representatives and financing sources (including any investment banker, financial advisor, accountant, legal counsel, agent, representative or expert retained by or acting on behalf of such Person).
     “Repurchase Option” has the meaning set forth in Section 6.1.
     “Repurchase Price” has the meaning set forth in Section 6.1.
     “Seller” has the meaning set forth in the Preamble.
     “Superior” has the meaning set forth in the Preamble.
     Section 1.2. Construction. Whenever the context requires, the gender of all words used in this Agreement includes the masculine, feminine, and neuter, and words used in the singular shall include the plural, and vise versa. Unless the context otherwise requires, (a) all references to Articles and Sections refer to the applicable articles and sections of this Agreement, (b) all references to Exhibits and Schedules refer to the applicable exhibits and schedules attached hereto, each of which is incorporated herein for all purposes, (c) the terms “include” and “including” mean include or including without limitation, (d) a reference to an agreement or instrument is to the agreement or instrument as amended or modified through the date as of which the reference is made and (e) a reference to a party or the parties refers to a party or the parties to this Agreement. In the event of a conflict between the terms and provisions contained in the main body of this Agreement and any of the terms or provisions contained in the Exhibits or Schedules attached hereto, the terms and provisions in the main body of this Agreement shall control.

ARTICLE 2
PURCHASE AND SALE OF ASSETS
     Section 2.1. Acquired Assets. On the terms and subject to the conditions set forth in this Agreement, and on the basis of the representations and warranties hereinafter set forth, at the Closing, Seller shall sell, transfer, assign, convey and deliver, or cause to be sold, transferred, assigned, conveyed and delivered, to Buyer, and Buyer shall purchase and accept from Seller, all of Seller’s rights, title and interests in and to the Acquired Assets free and clear of any Encumbrances (except that the Gulf Diver V is subject to a preferred ship mortgage made by the Seller in favor of, and for the benefit of, JPMorgan Chase Bank, N.A. and the other Acquired Assets are subject to liens by JPMorgan Chase Bank, N.A. (the “Chase Encumbrances”)). The Seller shall use its commercially reasonable best efforts to have JPMorgan Chase Bank, N.A. release the Chase Encumbrances as promptly as practicable after the Closing.
     Section 2.2. Purchase Price. The purchase price to be paid by Buyer for the Acquired Assets (the “Purchase Price”) shall be $4,000,000.00, of which $1,800,000.00 was paid by Buyer on March 28, 2008 as a deposit and $2,200,000.00 (the “Remaining Purchase Price”) shall be paid by Buyer to Seller by wire transfer of immediately available federal funds to the account specified in Exhibit B attached hereto.
ARTICLE 3
THE CLOSING
     Section 3.1. Closing. The closing of the purchase and sale of the Acquired Assets pursuant to Article 2 hereof (the “Closing”) shall take place at the offices of Superior Offshore International, Inc., 717 Texas Avenue, Suite 3150, Houston, Texas 77002, at 9:30 a.m., Central Time, on April 2, 2008 (such date, the “Closing Date”).
     Section 3.2. Deliveries by Seller. At the Closing, Seller shall deliver or cause to be delivered to Buyer a duly executed Bill of Sale conveying marketable title to the Gulf Diver V using U.S. Coast Guard Form CG-1340 or such other form as is mutually acceptable to Buyer and Seller.
     Section 3.3. Deliveries by Buyer. At the Closing, Buyer shall deliver or cause to be delivered to Seller the Remaining Purchase Price due at the Closing in accordance with Section 2.2 payable in the manner described in Section 2.2.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF SELLER
     Seller hereby represents and warrants to Buyer as follows:
     Section 4.1. Organization; Good Standing; Qualification. Seller is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has the requisite corporate power and authority to own or lease and to operate all of its properties and assets and to carry on its business as it is now being conducted.

     Section 4.2. Authority of Seller; Binding Effect.
          (a) Seller has the requisite power and authority to execute and deliver this Agreement and the other documents and instruments to be executed and delivered by Seller pursuant hereto and to perform its obligations hereunder and thereunder. The execution and delivery by Seller of this Agreement and the other documents and instruments to be executed and delivered by Seller pursuant hereto and the performance of Seller’s obligations hereunder and thereunder, including the consummation of the transactions contemplated by this Agreement, have been duly authorized by all necessary corporate or other action on the part of Seller.
          (b) This Agreement has been duly executed and delivered by Seller, and assuming the due authorization, execution and delivery hereof by Buyer, constitutes, and when executed and delivered each of the other documents and instruments to be executed and delivered by Seller pursuant hereto will constitute, a valid and binding agreement of Seller enforceable against Seller in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws of general application to creditors, (ii) general principles of equity and (iii) the power of a court to deny enforcement of remedies generally based on public policy.
     Section 4.3. Ownership of Acquired Assets. Seller has good and indefeasible title to all Acquired Assets, free and clear of any Encumbrances (except for the Chase Encumbrances).
     Section 4.4. Consents and Approvals. No consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority or other Person is required for or in connection with the execution and delivery of this Agreement by Seller or for or in connection with the consummation of the transactions and performance of the terms and conditions contemplated hereby by Seller, except for consents and approvals required from JPMorgan Chase Bank, N.A.
     Section 4.5. Brokers. No Person is entitled to any brokerage, financial advisory, finder’s or similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller for which Buyer will incur any liability.
ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF BUYER
     Buyer represents and warrants to Seller as follows:
     Section 5.1. Organization; Good Standing; Qualification. Buyer is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Louisiana and has the requisite limited liability company power and authority to own or lease and to operate all of its properties and assets and to carry on its business as it is now being conducted and as presently proposed to be conducted.

     Section 5.2. Authority of Buyer; Binding Effect.
          (a) Buyer has the requisite power and authority to execute and deliver this Agreement and the other documents and instruments to be executed and delivered by Buyer pursuant hereto and to perform its obligations hereunder and thereunder. The execution and delivery by Buyer of this Agreement and the other documents and instruments to be executed and delivered by Buyer pursuant hereto and the performance of its obligations hereunder and thereunder, including the consummation of the transactions contemplated by this Agreement, have been duly authorized by all necessary limited liability company or other action on the part of Buyer.
          (b) This Agreement has been duly and validly executed and delivered by Buyer and constitutes, and each of the other documents and instruments to be executed by Buyer pursuant hereto upon Buyer’s execution and delivery will constitute, a valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws of general application to creditors, (ii) general principles of equity and (iii) the power of a court to deny enforcement of remedies generally based on public policy.
     Section 5.3. Consents and Approvals. No consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority or other Person is required for or in connection with the execution and delivery of this Agreement by Buyer or for or in connection with the consummation of the transactions and performance of the terms and conditions contemplated hereby by Buyer.
     Section 5.4. Brokers. No Person is entitled to any brokerage, financial advisory, finder’s or similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer for which Seller will incur any liability.
ARTICLE 6
OPTION TO REPURCHASE
     Section 6.1. Repurchase Option.
          (a) Superior shall have an option (the “Repurchase Option”) to repurchase the Acquired Assets from Legacy for $4,000,000.00 (the “Repurchase Price”) on October 1, 2008 (or such later date as is mutually agreed by Superior and Legacy).
          (b) Superior may exercise the Repurchase Option and, thereby, purchase the Acquired Assets by providing Legacy notice of such exercise in writing on or before August 1, 2008. If Superior gives Legacy such notice, then such notice shall constitute an irrevocable commitment by Superior to purchase the Acquired Assets.
          (c) The closing for the repurchase of the Acquired Assets pursuant to this Section 6.1 shall take place at 9:00 a.m., Central time, on October 1, 2008 (or such later date as is mutually agreed by Superior and Legacy) at Superior’s corporate offices. At such closing, Legacy shall sell, transfer, assign, convey and deliver, or cause to be sold, transferred, assigned, conveyed and delivered, to Superior, and Superior shall purchase and accept from Legacy, all of Legacy’s rights, title and interests in and to the Acquired Assets free and clear of all Encumbrances (other than the Chase Encumbrances). At such closing, Superior shall pay Legacy an amount equal to the Repurchase Price in full and complete payment for the Acquired Assets by wire transfer and Legacy shall deliver or cause to be delivered to Superior a duly executed Bill of Sale conveying marketable title to the Gulf Diver V using U.S. Coast Guard Form CG-1340 or such other form as is mutually acceptable to Superior and Legacy.
     Section 6.2. No Transfer of Acquired Assets. Legacy shall not sell, transfer, assign, convey or deliver the Acquired Assets to any Person other than Superior prior to August 2, 2008 and Legacy shall not permit any Encumbrances (other than Chase Encumbrances) to exist on the Acquired Assets prior to such date. If Superior exercises the Repurchase Option, then Legacy shall not sell, transfer, assign, convey or deliver the Acquired Assets to any Person other than Superior prior to October 2, 2008 (or such later date as is mutually agreed by Superior and Legacy) and Legacy shall not permit any Encumbrances (other than the Chase Encumbrances) to exist on the Acquired Assets prior to such date.
     Section 6.3. Insurance. Legacy shall maintain or cause to be maintained, with financially sound and reputable insurers, casualty insurance on the Gulf Diver V under such policies of insurance, in such amounts (but not less than the amount of the Repurchase Price), with such deductibles, and covering such risks as are at all times carried or maintained under similar circumstances by Persons of established reputation and engaged in similar businesses. Each such policy of insurance shall name Superior as an additional insured thereunder to the extent of its insurable interest and contain a loss payable clause or endorsement, satisfactory in form and substance to Superior, that names Superior as the loss payee thereunder to the extent of its insurable interest.
ARTICLE 7
SURVIVAL OF REPRESENTATIONS
AND WARRANTIES; DISCLAIMER
     Section 7.1. Survival of Representations and Warranties. Subject to the limitations and other provisions of this Agreement, the representations and warranties of the parties hereto contained herein shall survive the Closing for a period of one year and the covenants and agreements shall survive the Closing and shall remain in full force and effect until fully performed.
     Section 7.2. Disclaimer. Except as specifically set forth in this Agreement, Buyer:
          (a) acknowledges and agrees that Seller has not made, does not make and expressly disclaims any warranties, representations, covenants or guarantees, either express or implied, whether arising by operation of law or otherwise, as to the merchantability, quantity, quality or physical condition of the Acquired Assets or their suitability or fitness for any particular purpose or use;

          (b) hereby accepts the Acquired Assets in their present physical condition on an “AS IS,” “WHERE IS” and “WITH ALL FAULTS AND DEFECTS” basis (including with respect to Seller’s title thereto, except as otherwise provided for in this Agreement), regardless of how such faults and defects were caused or created (by Seller’s negligence, actions, omissions, fault or otherwise), and acknowledges that (i) without this acceptance, this sale would not be made and (ii) Seller shall not be under any obligation whatsoever to undertake any improvement, repair, modification, alteration, remediation or other work of any kind with respect to any of the Acquired Assets;
          (c) individually, and on behalf of its successors and assigns, hereby expressly releases Seller from any and all responsibilities, liabilities, obligations and claims, known and unknown, whether based upon negligence, strict liability or otherwise, arising under any Law, including, without limitation, any obligations to take the Acquired Assets back or reduce the Purchase Price, or any actions for contribution or indemnity, or to improve, repair or otherwise modify the physical condition or operation of the Acquired Assets, that Buyer or its successors or assigns may have against Seller or that may arise in the future from the physical condition of the Acquired Assets, regardless of how caused or created (by Seller’s negligence, actions, omissions or fault, pursuant to any statutory scheme of strict liability, or otherwise); Buyer acknowledges that the provisions of this Section 7.2 have been fully explained to Buyer and that it fully understands and accepts the same as a condition to proceeding with this transaction; Buyer further acknowledges that none of Seller’s employees, agents or Representatives has made any statements or representations contrary to the provisions of this Section 7.2;
          (d) except as specifically stated in this Agreement, acknowledges that Seller makes no warranty or representation, express, implied statutory or otherwise, as to the accuracy or completeness of any data, reports, records, projections, information or materials now, heretofore or hereafter furnished or made available to Buyer in connection with the Acquired Assets, including, without limitation, any description of the Acquired Assets, the pricing assumptions, the physical condition of the Acquired Assets, any other matters contained in the data or any other materials furnished or made available to Buyer by Seller or by Seller’s employees, agents or Representatives; and
          (e) by virtue of the purchase of the Acquired Assets from Seller, acknowledges that Seller hereby expressly excludes, and does not assign, transfer or convey to Buyer, any rights or benefits of or to any insurance policies of Seller or Seller’s Affiliates which might relate to, cover or insure Seller for loss of or liability arising from the use, ownership or operation of the Acquired Assets, regardless of whether such assignment, right or benefit arises by statute, agreement or operation of law, including but not limited to defense and indemnity benefits attributable to or arising from or under such policies.
ARTICLE 8
MISCELLANEOUS
     Section 8.1. Waiver of Consequential Damages. NOTWITHSTANDING ANYTHING CONTAINED TO THE CONTRARY IN THIS AGREEMENT, SELLER AND BUYER AGREE THAT THE RECOVERY BY EITHER PARTY HERETO OF ANY

DAMAGES SUFFERED OR INCURRED BY IT AS A RESULT OF ANY BREACH BY THE OTHER PARTY OF ANY OF ITS REPRESENTATIONS, WARRANTIES OR OBLIGATIONS UNDER THIS AGREEMENT SHALL BE LIMITED TO THE ACTUAL DAMAGES SUFFERED OR INCURRED BY THE NON-BREACHING PARTY AS A RESULT OF THE BREACH BY THE BREACHING PARTY OF ITS REPRESENTATIONS, WARRANTIES, OR OBLIGATIONS HEREUNDER AND IN NO EVENT SHALL THE BREACHING PARTY BE LIABLE TO THE NON-BREACHING PARTY FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL, EXEMPLARY, OR PUNITIVE DAMAGES (INCLUDING ANY DAMAGES ON ACCOUNT OF LOST PROFITS OR OPPORTUNITIES OR LOST OR DELAYED PRODUCTION) SUFFERED OR INCURRED BY THE NON-BREACHING PARTY AS A RESULT OF THE BREACH BY THE BREACHING PARTY OF ANY OF ITS REPRESENTATIONS, WARRANTIES, OR OBLIGATIONS HEREUNDER.
     Section 8.2. Waiver of Right to Trial by Jury. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.2.
     Section 8.3. Notices. Unless otherwise provided in this Agreement, any notice, tender, or delivery to be given under this Agreement by any party to the other may be effected (a) by personal delivery in writing, (b) by registered or certified mail, postage prepaid, return receipt requested, or (c) by reputable overnight commercial carrier guaranteeing overnight delivery, and shall be deemed communicated upon actual receipt. Mailed notices shall be addressed as set forth below, but each party may change the address to which notices are to be sent to such party by written notice in accordance with this paragraph.
(a) If to Seller, addressed to:
Superior Offshore International, Inc.
717 Texas Avenue, Suite 3150
Houston, Texas 77002
Facsimile: (713) 910-1881
Attention: Chief Executive Officer

with a copy (which shall not constitute notice) to:
Bracewell & Giuliani LLP
South Tower, Pennzoil Place
711 Louisiana, Suite 2300
Houston, Texas 77002-2770
Attention: William S. Anderson, Esq.
Facsimile: (713) 437-5370
(b) If to Buyer, addressed to:
Legacy Offshore, L.L.C.
108 Brownlee Avenue
Broussard, Louisiana 70518
Attention: Louis E. Schaefer, Jr.
     Section 8.4. Amendment; Waiver. This Agreement may be amended, supplemented or modified only by a written instrument executed by the Buyer and Seller, or in the case of a waiver, by the party waiving compliance. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement (whether or not similar), and no such waiver shall constitute a continuing waiver unless otherwise expressly provided.
     Section 8.5. Closing Date. All actions to be taken on the Closing Date pursuant to this Agreement shall be deemed to have occurred simultaneously, and no act, document or transaction shall be deemed to have been taken, delivered or effected until all such actions, documents and transactions have been taken, delivered or effected.
     Section 8.6. Severability. Should any term, provision or paragraph of this Agreement be, for any reason, determined to be invalid, illegal or unenforceable in any respect, said provision shall survive to the extent it is not so determined, and all of the other provisions of this Agreement shall remain in full force and effect only if, after excluding the portion deemed to be illegal, invalid or unenforceable, the remaining terms shall provide for the consummation of the transactions contemplated by this Agreement in substantially the same manner as originally set forth at the later of (a) the date hereof and (b) the date this Agreement was last amended.
     Section 8.7. Headings. The table of contents and the headings contained in this Agreement are for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement.
     Section 8.8. Payment of Fees and Expenses. Except as otherwise provided in this Agreement, and whether or not the transactions contemplated by this Agreement are consummated, Buyer, on the one hand, and Seller, on the other hand, shall be responsible for, and shall pay, all of their respective fees and expenses, including those of its counsel, incurred in the negotiation, preparation and consummation of the Agreement and the transactions contemplated hereby.

     Section 8.9. Assignments. Neither this Agreement nor any of the rights or obligations under this Agreement may be assigned by Buyer without the prior written consent of Seller, and any purported assignment in violation of this Section 8.9 shall be null and void. Seller shall have the right to assign all of its rights and obligations under Article 6 to any Person without the consent of the Buyer.
     Section 8.10. Binding Effect; No Third-Party Beneficiary. This Agreement shall bind and inure to the benefit of parties and their respective successors and permitted assigns. This Agreement shall be binding upon and inure solely to the benefit of Seller, Buyer and their respective successors and permitted assigns, and, except as provided in this Section 8.10, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.
     Section 8.11. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas without regard to the rules of conflict of laws of the State of Texas.
     Section 8.12. Construction. In the interpretation and construction of this Agreement, the parties acknowledge that the terms of this Agreement reflect extensive negotiations between the parties and that this Agreement shall not be deemed, for the purpose of construction and interpretation, to have been drafted by either party hereto.
     Section 8.13. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be deemed an original. The parties further agree that counterparts to Agreement may be delivered by facsimile.
     Section 8.14. Jurisdiction and Consent to Service. Seller and Buyer each (a) agree that any suit, action or proceeding arising out of or relating to this Agreement shall be brought solely in state or federal court of competent jurisdiction located in Harris County, Texas; (b) consents to the exclusive jurisdiction of each such court in any suit, action or proceeding relating to or arising out of this Agreement; (c) waives any objection that it may have to the laying of venue in any such suit, action or proceeding in any such court; and (d) agrees that service of any court paper may be made in such manner as may be provided under applicable laws or court rules governing service of process.
     Section 8.15. Attorneys’ Fees. If any party hereto brings any action or suit against another party hereto by reason of any breach of any of the agreements or provisions of this Agreement, then, in such event, the prevailing party, as determined in such action or suit, shall be entitled to have and recover from the other party or parties all costs and expenses of such action or suit, including, without limitation, reasonable attorneys’ fees and expenses resulting therefrom; it being understood and agreed that the determination of the prevailing party shall be included in the matters which are the subject of such action or suit.
     Section 8.16. Specific Performance. Each of the parties acknowledges and agrees that the other party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof, in addition to any other remedy to which it may be entitled, at law or in equity.
     Section 8.17. Advice of Counsel. The Buyer expressly acknowledges and agrees that (i) Bracewell & Giuliani LLP has acted as special counsel to the Seller in connection with this Agreement and does not represent the Buyer in connection with this Agreement, (ii) the Buyer has been afforded an adequate period of time to consider the terms of this Agreement and to consult with its own counsel and tax advisors and (iii) the Buyer has been advised to consult with its own counsel and tax advisors prior to entering into this Agreement. The Buyer hereby consents to the representation of the Seller by Bracewell & Giuliani LLP in connection with this Agreement and any disputes that may arise out of this Agreement and waives any conflicts relating thereto.
* * * * *

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

SUPERIOR OFFSHORE
INTERNATIONAL, INC.

By:	/s/ Donald E. Terry

Name:	Donald E. Terry
Title:	Interim President and CEO

LEGACY OFFSHORE, L.L.C.

By:	/s/ Josh Koch

Name:	Josh Koch
Title:	Agent for Legacy Offshore, L.L.C.
SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT

EXHIBIT A
Equipment on Gulf Diver V
(see next page – one page only)

GULF DIVER V

Dive Hoses
DH-064	699'
DH-080	400'
DH-105	650'
DH-107	650'

Chambers
PVHO-10	with Med-Locks	#05-146
PVHO-25	with Med-Locks	#06-351

Dive Bell
DB-01	(1-Air 1-HeO2)
LARS GD V	Hyd. LARS system

Electric Compressors
EC-5120-05	SOI-EC-5120-05
EC-5120-08	SOC-EC-5120-08
Tuggers
10K-01
Electric Hydraulic Power Units
EHPU-01
Burning Rig
BL-01
Tool Manifold
TM-03

Gas Radios
GR-11	Amron Gas Radio	#23043
GR-14	Amron Gas Radio	#25146
GR-26	Amron Gas Radio	#25146
2- Dive Ladders
1- Generator (GEN-01)
1- Electric Welder (DC 600 Welder)
2- BayTech Video Units (00142 & 00159)
1- Radio Shack 250 Watt (MPA-250A)
4- U/W Video Umbillicals #24, 42, 46, 47

EXHIBIT B
Wiring Instructions